Exhibit 10.18

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

4578 East Park 30 Drive Columbia City, Indiana USA 46725-8869

Subcontractor:	Sparton Electronics Florida, Inc.
Subcontract Number:	ERAPS011-106
Subcontract Modification:	Mod 1 (P00002)
Effective Date:	20 June 2011
Customer:	US Navy - NAWCAD
Customer Contract Number:	N00421-11-C-0030
Program:	Common Buoy
Total Contract Value:	$57,805,478.64
USSI:	$25,564,769.61
Sparton:	$32,240,709.03

This subcontract is entered into by and between ERAPSCO (“ERAPSCO” or “Buyer”), a general partnership comprised of Sparton Electronics Florida, Inc. and UnderSea Sensor Systems Inc. (“USSI” or “Seller”), with offices located at 4578 East Park 30 Drive, Columbia City, Indiana 46725 and Sparton Electronics Florida, Inc., 5612 Johnson Lake Road, DeLeon Springs, Florida 32130 (“Sparton” or “Seller”). As such, ERAPSCO provides authorization for the Seller to perform requirements identified in the attached customer contract and as summarized herein.

ERAPSCO		Sparton Electronics, Florida, Inc..

By:	/s/ Dave Jost	By:	/s/ J. Lackemacher
Name:	Dave Jost	Name:	J. Lackemacher
Title:	General Manager	Title:	VP DSS
Date:	_________________	Date:	_________________

A Sparton Electronics Florida, Inc. and Ultra Electronics UnderSea Sensor Systems Joint Venture

Columbia City, Indiana 260-248-3645: DeLeon Springs, Florida 386-740-5335

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Customer Information

Customer Name: NSWC (Pax)	Bid Log No.: 10,692

Customer Contact: Jessica Flynn	Contract: N00421-11-D-0030
Technical Contact:
Purchasing Contact: same	Chuck Kimble

Phone: 301-757-2526	Phone:

Fax:	Fax:

Product Information

Model No.:	AN/SSQ-36B AN/SSQ-62E AN/SSQ-53F	USML Category:	XI(2)(a)	NSN:	N/A

Product Name:	Bathythermograph, DICASS, DTFAR

Packaging:	Per Contract PSS Rev A Chg 1 17 March 2011 and Appendix D and C Rev 3 March 2011

Product Specification:	Per Contract PSS Rev A Chg 1 dated 17 March 2011 and associated Appendix

Requested Modification(s):	Data Items: per CDRL

Requested Schedule

Description:	Common Sonobuoy Quantity: Start: 08 April 11 Complete: 31 March 13

Production:	yes

Notes:	SEE PRODUCTION DELIVERABLE EXHIBIT

Contract Requirements

Description: Common Sonobuoy	Comments: Surge Order period valid through 30 Sept 2011

FOB Point: Columbia City/DeLeon Spings	EX-Works: N/A

End User: US Navy - NAWCAD	Destination:

Freight Forwarder: N/A	Domestic: N/A

Phone:

Export License Application: N/A	Performance Bond: N/A

Payment Terms: Net 30

Certifications: QAR at Source

CLIN 0001 – AN/SSQ-36B Qty: [ ] / CLIN 0002 CLIN 0005 – AN/SSQ-53F Qty: [ ] CLIN 0006- AN/SSQ- 53F Qty: [ ] CLIN 0009 – AN/SSQ-62E Qty: [ ]

A Sparton Electronics Florida, Inc. and Ultra Electronics UnderSea Sensor Systems Joint Venture

Columbia City, Indiana 260-248-3645: DeLeon Springs, Florida 386-740-5335

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

CLIN 0026 – CDRL’s Notes: 1) test sample Qty: [ ] 2) Q36B AQL 6.5 on all Lots 3) Performance Based Payments (See PBP Exhibit)

Pricing

Description: Common Sonobuoy		Assumptions:

Price:	CLIN 0001: [ ] X $[ ] = $[ ]	Del:	March 12 -March 2013

Price:	CLIN 0005: [ ] X $[ ] = $[ ] + CLIN 0006: [ ] X $[ ] + $[ ] = $[ ]	Del:	March 12 -March 2013

Price:	CLIN 0009: [ ] X $[ ] = $[ ]	Del:	March 12 -March 2013

Note: Add $25,222.28 for buoy unit price adjustment See ERAPS011-107 for USSI content Special Instructions: Per ERAPS010- $2,156,544 of cash to be returned upon Sparton completion of PBP KO Milestone

M1- Addition of Sweep up money ($[    ]). Sparton [    ] 53F buoys @ a total $ amount of $[    ] and USSI [    ] buoys @ a total dollar amount of $[    ].

A Sparton Electronics Florida, Inc. and Ultra Electronics UnderSea Sensor Systems Joint Venture

Columbia City, Indiana 260-248-3645: DeLeon Springs, Florida 386-740-5335

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.